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                                                                    Exhibit 10.6

625 Madison Avenue
New York, NY  10022

  Phone:  (212) 527-5695
    Fax:  (212) 527-5693
 E-mail:  robert.kretzman@revlon.com

Robert K. Kretzman
Senior Vice President, General Counsel and Secretary


                                  June 18, 2001


     Douglas H. Greeff

     Executive Vice President and Chief Financial Officer Revlon Consumer Products Corporation 625 Madison Avenue

     New York, New York 10022

     Dear Doug:

     This letter constitutes an amendment to the amended and restated employment agreement between you and Revlon Consumer Products Corporation (the "Company") dated as of May 9, 2000 (the "Agreement"). By this Amendment the Company and you agree that the Agreement is hereby amended as follows:

     1. In lieu of any right you may have under Section 3.6(i) of the Agreement or otherwise for eligibility to participate in the Senior Executive Long-Term Incentive Program, which right shall be cancelled in its entirety, on June 18, 2001 you were awarded by the Compensation Committee 50,000 shares of restricted Revlon stock, subject to such terms, conditions and restrictions as the Compensation Committee approved in connection with the year 2001 incentive program.

     You understand and agree that except as expressly modified by this letter all provisions of the Agreement shall continue in full force and effect.

     Please confirm your agreement with the above by returning to me the enclosed copy of this letter signed in the place indicated.

                                           Sincerely,

                                           REVLON CONSUMER PRODUCTS CORPORATION

                                           By: /s/ ROBERT K. KRETZMAN
                                               --------------------------------
                                                   Robert K. Kretzman
                                                   Senior Vice President,
                                                   General Counsel and Secretary

AGREED AND ACCEPTED

By: /s/ DOUGLAS H. GREEFF
    --------------------------------
    Douglas H. Greeff